                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-83750


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
ROLLOVER IRA


                                                                   MAY 1, 1997


             PROFILE OF INCOME MANAGER (SERVICE MARK) ROLLOVER IRA COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES


This Profile is a summary of some of the more important points that you should know and consider before purchasing a Certificate. The Certificate is more fully described in the prospectus which accompanies this Profile.
Please read the prospectus carefully.


1. THE ANNUITY CERTIFICATE. The Rollover IRA Certificate is a deferred individual retirement annuity (IRA) issued by Equitable Life. It is designed to provide for the accumulation of savings and for retirement income through the investment, during an accumulation phase, of rollover contributions, direct transfers from other individual retirement arrangements and regular IRA contributions. You may invest in Investment Funds where your Certificate's value may vary up or down depending upon investment performance. You may also invest in Guarantee Periods (also called GIROs) that when held to maturity provide guaranteed interest rates that we have set and a guarantee of principal. If you make any transfers or withdrawals from a GIRO before maturity, its investment value may increase or decrease due to interest rate changes. Earnings accumulate under your Certificate on a tax-deferred basis until amounts are distributed. All amounts distributed are subject to income tax.

The Investment Funds offer a potential for better returns than the interest rates guaranteed when GIROs are held to maturity, but the Investment Funds involve risk and you can lose money. You may make transfers among the Investment Funds and GIROs. The value of GIROs prior to their maturity fluctuates and you can lose money on premature transfers or withdrawals.

The Certificate provides a number of distribution methods during the accumulation phase and for converting to annuity income, which include the ASSURED PAYMENT OPTION, APO PLUS and other annuity benefits.

The Assured Payment Option may also be elected if you desire to start receiving a form of lifetime income immediately. When you elect the Assured Payment Option, your Certificate's value will be reduced to provide for guaranteed lifetime income. You may also elect APO Plus whereby a portion of your money is invested under the Assured Payment Option, and the remaining amount is allocated to the Alliance Common Stock Fund or the Alliance Equity Index Fund, as you select. Every three years during the fixed period of the Assured Payment Option, a portion of your money in the selected Investment Fund is applied to increase the guaranteed payments under the Assured Payment Option. The amount accumulated under your Certificate during the accumulation phase will affect the amount of distribution or annuity benefits you will receive.

                              -------------------
Income Manager and baseBUILDER are service marks of The Equitable Life Assurance Society of the United States.

2. ANNUITY PAYMENTS. You can have your Certificate's value applied to any of the following five ANNUITY BENEFITS: (1) Life Annuity - payments for your life,
(2) Life Annuity - Period Certain - payments for your life, but with payments continuing to the beneficiary for the balance of the 5, 10, 15 or 20 years (as you select) if you die before the end of the selected period; (3) Life Annuity
- Refund Certain - payments for your life, with payments continuing to the beneficiary after your death until any remaining amount applied to this option runs out; and (4) Period Certain Annuity - payments for a specified period of time, usually 5, 10, 15 or 20 years, with no life contingencies. Options (2) and (3) are also available as a Joint and Survivor Annuity - payments for your life, and after your death, continuation of payments to the survivor for life. Income Annuity Options (other than the Refund Certain only available on a fixed basis) are available as a fixed annuity, or as a variable annuity, where the dollar amount of your payments will depend upon the investment performance of the Investment Funds. Once you begin receiving income annuity payments, you cannot change your annuity benefit.

3. PURCHASE. You can purchase a Certificate by rolling over or transferring at least $5,000 or more from one or more individual retirement arrangements. You may add additional amounts of $1,000 or more at any time (subject to certain restrictions). Regular contributions are limited to $2,000 per year, but additional rollover or IRA transfer amounts are unlimited. Subject to certain age restrictions, you may purchase the baseBUILDER(SM) guaranteed benefits in the form of a Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A). If you do not elect the combined benefit, the Guaranteed Minimum Death Benefit is provided under the Certificate at a lower charge (Plan B). Both benefits are discussed below.

4. INVESTMENT OPTIONS. You may invest in any or all of the following Investment Funds, which invest in shares of corresponding portfolios of The Hudson River Trust (HR Trust) and EQ Advisors Trust (EQ Trust). The portfolios are described in the prospectuses for HR Trust and EQ Trust.

-----------------------------------------------------------------------------------------------------------------
                                                   EQUITY SERIES
-----------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                        INTERNATIONAL EQUITY                      AGGRESSIVE EQUITY
  Alliance Common Stock                  Alliance Global                            Alliance Aggressive Stock
  Alliance Growth & Income               Alliance International                     Alliance Small Cap Growth
  EQ/Putnam Growth &                     Morgan Stanley Emerging                    MFS Emerging Growth
    Income Value                           Markets Equity*                            Companies
  MFS Research                           T. Rowe Price International Stock          Warburg Pincus Small Company
  Merrill Lynch Basic Value Equity       ___________________                          Value
  T. Rowe Price Equity Income            *Available on or about September 2,
                                         1997.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION SERIES                                           FIXED INCOME SERIES
-----------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors      AGGRESSIVE FIXED INCOME                   DOMESTIC FIXED INCOME
  Alliance Growth Investors              Alliance High Yield                       Alliance Intermediate
  EQ/Putnam Balanced                                                                 Government Securities
  Merrill Lynch World Strategy                                                     Alliance Money Market
                                     ----------------------------------------------------------------------------
                                              Alliance Equity Index Fund (AVAILABLE ONLY UNDER APO PLUS)
-----------------------------------------------------------------------------------------------------------------


                           [Picture of mature couple]

You may also invest in one or more GIROs currently maturing in years 1998 through 2007. Under the Assured Payment Option and APO Plus, GIROs currently maturing in years 2008 through 2012 are also available.

5. EXPENSES. The Certificate has expenses as follows: There is an annual charge expressed as a percentage of the Guaranteed Minimum Death Benefit. For Plan A the percentage is equal to 0.45% for the 6% to Age 80 Benefit; and 0.30% for the 6% to Age 70 Benefit. For Plan B the percentage is equal to 0.20%. As a percentage of assets in the Investment Funds, a daily charge is deducted for mortality and expense risks at an annual rate of 0.90%; and a daily charge is deducted for administration expenses at an annual rate of 0.25%.

The charges for the portfolios of HR Trust range from 0.63% to 1.33% of the average daily net assets of HR Trust portfolios, depending upon HR Trust portfolios selected. The charges for the portfolios of EQ Trust range from 0.85% to 1.75% of the average daily net assets of EQ Trust portfolios, depending upon the EQ Trust portfolios selected. The amounts for HR Trust are based on restated values during 1996 (as well as an expense cap for the Alliance Small Cap Growth portfolio) and the amounts for EQ Trust are based on a current expense cap. The 12b-1 fees for the portfolios of HR Trust and EQ Trust are 0.25% of the average daily net assets of HR Trust and EQ Trust, respectively. Charges for state premium and other applicable taxes may also apply at the time you elect to start receiving annuity payments.

A withdrawal charge is imposed as a percentage of each contribution withdrawn in excess of a free corridor amount, or if the Certificate is surrendered. The free corridor amount for withdrawals is 15% of the Certificate's value at the beginning of the year, except that under the Assured Payment Option and APO Plus it is 10%. The withdrawal charge does not apply under certain of the distribution methods available under the Certificate. When applicable, the withdrawal charge is determined in accordance with the table below, based on the year a contribution is withdrawn. The year in which we receive your contribution is "Year 1."

                               Year of Contribution Withdrawal

                        1     2     3     4     5     6     7     8+
                        --------------------------------------------
Percentage of
Contribution           7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%

The following chart is designed to help you understand the charges in the Certificate. The "Total Annual Charges" column shows the combined total of the Certificate charges deducted as a percentage of assets in the Investment Funds and the portfolio charges, as shown in the first two columns. The last two columns show you two examples of the charges, in dollars, that you would pay under a Certificate, and include the Guaranteed Minimum Death Benefit based charge for the optional Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit equal to 0.45%. The examples assume that you invested $1,000 in a Certificate which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charge. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years, but there is no withdrawal charge. No charges for state premium and other applicable taxes are assumed in the examples.

                                                                     EXAMPLES
                       TOTAL ANNUAL  TOTAL ANNUAL    TOTAL          Total Annual
                       CERTIFICATE    PORTFOLIO     ANNUAL      Expenses at End of:
INVESTMENT FUND          CHARGES       CHARGES      CHARGES       (1)        (2)
                                                                1 Year     10 Years

HR TRUST
Alliance Conservative
  Investors                1.15%        0.80%        1.95%      $89.74     $275.75
Alliance Growth
  Investors                1.15         0.84         1.99        90.14      279.80
Alliance Growth &
  Income                   1.15         0.85         2.00        90.24      280.80
Aliance Common Stock       1.15         0.66         1.81        88.35      261.52
Alliance Global            1.15         0.98         2.13        91.53      293.80
Alliance International     1.15         1.33         2.48        95.01      328.00
Alliance Aggressive
  Stock                    1.15         0.83         1.98        90.04      278.79
Alliance Small Cap
  Growth                   1.15         1.20         2.35        93.72      315.43
Alliance Money Market      1.15         0.64         1.79        88.15      259.45
Alliance Intermediate
  Government
  Securities               1.15         0.84         1.99        90.14      279.80
Alliance High Yield        1.15         0.91         2.06        90.84      286.83
UNDER APO PLUS
Alliance Common Stock      1.15%        0.66%        1.81%      $88.35     $233.84
Alliance Equity Index      1.15         0.63         1.78        88.05      230.74

EQ TRUST
EQ/Putnam Balanced         1.15%        0.90%        2.05%      $90.74     $293.88
EQ/Putnam Growth &
Income Value               1.15         0.85         2.00        90.24      288.87
MFS Emerging Growth
  Companies                1.15         0.85         2.00        90.24      288.87
MFS Research               1.15         0.85         2.00        90.24      288.87
Merrill Lynch Basic
Value Equity               1.15         0.85         2.00        90.24      288.87
Merrill Lynch World
  Strategy                 1.15         1.20         2.35        93.72      323.50
Morgan Stanley
Emerging Markets Equity
  (available on or about
  September  2, 1997       1.15         1.75         2.90        99.19      375.62
T. Rowe Price Equity
  Income                   1.15         0.85         2.00        90.24      288.87
T. Rowe Price
  International Stock      1.15         1.20         2.35        93.72      323.50
Warburg Pincus Small
   Company Value           1.15         1.00         2.15        91.73      303.84


For Investment Funds investing in portfolios with less than 10 years of operations, charges have been estimated. The charges reflect any expense waiver or limitation. For more detailed information, see the Fee Table in the prospectus.

                                    page 4

6. TAXES. Your earnings are not taxed until distributions are made from your Certificate. If you are younger than age 59 1/2 when you receive any distributions, you may be charged a 10% Federal tax penalty on the amount received.

7. ACCESS TO YOUR MONEY. During the accumulation phase, you also may receive distributions under a Certificate through the following WITHDRAWAL OPTIONS: (1)
Lump Sum Withdrawals of at least $1,000 may be taken at any time. Lump Sum
Withdrawals are also available under the Distribution Options. (2)
Substantially Equal Payment Withdrawals (if you are less than age 59 1/2), paid monthly, quarterly or annually based on life expectancy; (3) Systematic
Withdrawals (if you are age 59 1/2 to 70), paid monthly, quarterly or annually, subject to certain restrictions, including a maximum percentage of your Certificate's value; and (4) Minimum Distribution Withdrawals (after you are age 70 1/2), which pays the minimum amount necessary to meet minimum distribution requirements in the Internal Revenue Code. You also have access to your Certificate's value by surrendering the Certificate. All or a portion of certain withdrawals may be subject to a withdrawal charge to the extent that the withdrawal exceeds the free corridor amount. A free corridor amount does not apply to a surrender. Withdrawals and surrenders are subject to income tax and may be subject to a tax penalty.

8. PERFORMANCE. During the accumulation phase, your Certificate's value in the Investment Funds may vary up or down depending upon the investment performance of the Investment Funds you have selected. The following chart shows total returns for certain Investment Funds for the time periods shown. The results indicated reflect all of the charges, except the optional Combined Guaranteed
Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, the withdrawal charge, and any charge for state premium and other applicable taxes.
If included, these charges would reduce the performance numbers shown below.
Past performance is not a guarantee of future results.

The performance data for the Alliance Conservative Investors, Alliance Growth &
Income, Alliance International, and Alliance Intermediate Government Securities
Funds and Alliance Equity Index Fund (under which portfolios of HR Trust with a
12b-l fee were not previously available) and for the other Investment Funds prior to October 16, 1996, do not reflect the 12b-1 fee. There is no performance data for the Alliance Small Cap Growth Fund and the Investment
Funds investing in EQ Trust portfolios, as such Investment Funds were not available under the Certificate prior to May 1, 1997.


                                                               CALENDAR YEAR

INVESTMENT FUND               1996     1995    1994     1993    1992    1991   1990   1989    1988    1987
-----------------------------------------------------------------------------------------------------------
HR TRUST
--------
Alliance Conservative
  Investors                   3.99%   19.02%  (5.20)%   9.54%   4.50%  18.51%  5.14%  2.79%   --      --
Alliance Growth Investors    11.24    24.92   (4.27)   13.95    3.69   47.19   9.39   3.53    --      --
Alliance Growth & Income     18.70    22.65   (1.72)   (0.55)   --     --      --     --      --      --
Alliance Common Stock        22.76    30.93   (3.26)   23.39    2.03   36.30  (9.17) 24.16   21.03%   6.21%
Alliance Global              13.20    17.45    4.02    30.60   (1.65)  29.06  (7.15) 25.29    9.61  (13.62)
Alliance International        8.54    10.34    --      --       --     --      --     --      --      --
Alliance Aggressive Stock    20.71    30.13   (4.92)   15.41   (4.28)  84.73   6.92  41.86   (0.03)   6.06
Alliance Money Market         4.05     4.53    2.82     1.78    2.37    4.97   6.99   7.93    6.09    5.41
Alliance Intermediate
  Government Securities       2.57    12.03   (5.47)    9.27    4.38   11.30   --     --      --      --
Alliance High Yield          21.39    18.54   (3.90)   21.74   11.02   23.03  (2.26)  3.93    8.48    3.49
Alliance Equity Index        20.97    34.92    0.11    --      --      --      --     --      --      --

9. DEATH BENEFIT. If you die before amounts are applied under an annuity benefit, the named beneficiary will be paid a death benefit. The death benefit (except in New York ) is equal to (1) your Certificate's value in the Investment Funds, or if greater, the Guaranteed Minimum Death Benefit, and (2) the amount of the death benefit provided with respect to GIROs.

    The Guaranteed Minimum Death Benefit is a "6% to Age 80 Benefit." We add interest to the initial amount at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) through age 80 (or at your death, if earlier). The 6% interest rate will still apply for amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program discussed below.

    If you elect Plan A and are between the ages of 20 through 65, you may instead elect a 6% to Age 70 Benefit, for a lower charge.

The death benefit with respect to the GIROs is equal to the amounts in the GIROs, or if greater, the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.

The death benefit applicable to Certificates issued in New York is equal to the amounts in the Investment Funds and the GIROs, or if greater, the Guaranteed Minimum Death Benefit.

    The Guaranteed Minimum Death Benefit is reset each year through age 80 to your Certificate's value, if it is higher than the prior year's Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit at your death will never be less than the amounts in the Investment Funds, plus the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.

10. OTHER INFORMATION.

BASEBUILDER BENEFIT (PLAN A). The baseBUILDER (available for ages 20 through 75 at issue of the Certificates) is an optional benefit that combines the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit. The baseBUILDER benefit may be available for ages 76 and older, and is currently not available in New York.

    INCOME BENEFIT - The Guaranteed Minimum Income Benefit, as part of the baseBUILDER, provides a minimum amount of guaranteed lifetime income for your future. When you are ready to convert (at specified future times) your Certificate's value to the Assured Payment Option, the amount of lifetime income that will be provided will be the greater of (i) your Guaranteed Minimum Income Benefit or (ii) your Certificate's current value applied at current annuity factors. Investment performance is not guaranteed. The Guaranteed Minimum Income Benefit provides a safety net for your future.

    DEATH BENEFIT - As part of the baseBUILDER a Guaranteed Minimum Death Benefit is provided which is the 6% to Age 80 Benefit or the 6% to Age 70 Benefit, both of which are described in "Death Benefit" above.

FREE LOOK. You can examine the Certificate for a period of 10 days after you receive it, and return it to us for a refund. The free look period is longer in some states.

Your refund will equal your Certificate's value, reflecting any investment gain or loss, in the Investment Funds, and any increase or decrease in the value of any amounts held in the GIROs, through the date we receive your Certificate. Some states or Federal income tax regulations may require that we calculate the refund differently.

PRINCIPAL ASSURANCE. This option is designed to assure the return of your original amount invested on a GIRO maturity date, by putting a portion of your money in a particular GIRO, and the balance in the Investment Funds in any way you choose. Assuming that you make no transfers or withdrawals of the portion in the GIRO, such amount will grow to your original investment upon maturity.

DOLLAR COST AVERAGING. Special Dollar Cost Averaging - You can elect when you apply for your Certificate to allocate your contribution to the Alliance Money Market Fund and have it transferred from the Alliance Money Market Fund into the other Investment Funds on a monthly basis over the first twelve months during which time the mortality and expense risks and administration charges will not be deducted from the Alliance Money Market Fund. General Dollar Cost Averaging - You can elect at any time to put money into the Alliance Money Market Fund and have a dollar amount or percentage transferred from the Alliance Money Market Fund into the other Investment Funds on a periodic basis over a longer period of time, and all applicable Certificate charges deducted from the Alliance Money Market Fund will apply. Dollar cost averaging does not assure a profit or protect against a loss should market prices decline.

REPORTS. We will provide you with an annual statement of your Certificate's values as of the last day of each year, and three additional reports of your Certificate's values each year. You also will be provided with written confirmations of each financial transaction, and copies of annual and semi-annual statements of HR Trust and EQ Trust.

You may call toll-free at 1-800-789-7771 for a recording of daily Investment Fund values and guaranteed rates applicable to GIROs.


11. INQUIRIES. If you need more information, please contact your agent. You may also contact us, at:

The Equitable Life Assurance Society of the United States
Income Management Group
P.O. Box 1547
Secaucus, NJ  07096-1547
Telephone 1-800-789-7771 and Fax 1-201-583-2224


                        [Picture of pair of eyeglasses]


                               [Equitable Logo]


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Income Management Group
1290 Avenue of the Americas
New York, New York 10104

(c) 1997 The Equitable Life Assurance Society of the United States. All rights reserved.

                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-83750


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
ACCUMULATOR


                                                                    MAY 1, 1997


              PROFILE OF INCOME MANAGER (SERVICE MARK) ACCUMULATOR COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES


This Profile is a summary of some of the more important points that you should know and consider before purchasing a Certificate. The Certificate is more fully described in the prospectus which accompanies this Profile.
Please read the prospectus carefully.


1. THE ANNUITY CERTIFICATE. The Accumulator Certificate is a combination variable and fixed deferred annuity issued by Equitable Life. It is designed to provide for the accumulation of retirement savings and for retirement income through the investment of after-tax money during an accumulation phase. You may invest in Investment Funds where your Certificate's value may vary up or down depending upon investment performance. You may also invest in Guarantee Periods (also called GIROs) that when held to maturity provide guaranteed interest rates that we have set and a guarantee of principal. If you make any transfers or withdrawals, the GIROs' investment value may increase or decrease until maturity due to interest rate changes. Earnings accumulate under the Certificate on a tax-deferred basis until amounts are distributed. Amounts distributed under the Certificate may be subject to income tax.

The Investment Funds offer the potential for better returns than the interest rates guaranteed under GIROs, but the Investment Funds involve risk and you can lose money. You may make transfers among the Investment Funds and GIROs. The value of GIROs prior to their maturity fluctuates and you can lose money on premature transfers or withdrawals.

The Certificate provides a number of distribution methods during the accumulation phase and for converting to annuity income. The amount accumulated under your Certificate during the accumulation phase will affect the amount of distribution or annuity benefits you receive.


2. ANNUITY PAYMENTS. When you are ready to start receiving income, annuity income is available by applying your Certificate's value to the Income Manager (Life Annuity with a Period Certain). You can also have your Certificate's value applied to any of the following five ANNUITY BENEFITS: (1) Life Annuity - payments for your life, (2) Life Annuity - Period Certain - payments for your life, but with payments continuing to the beneficiary for the balance of the 5, 10, 15 or 20 years (as you select) if you die before the end of the selected period; (3) Life Annuity - Refund Certain - payments for your life, with payments continuing to the beneficiary after your death until any remaining amount applied to this option runs out; and (4) Period Certain Annuity - payments for a specified period of time, usually 5, 10, 15 or 20 years, with no life contingencies. Options (2)

                              --------------------

     Income Manager and baseBUILDER are service marks of The Equitable Life
                    Assurance Society of the United States.

and (3) are also available as a Joint and Survivor Annuity - payments for your life, and after your death, continuation of payments to the survivor for life. Annuity benefits (other than the Refund Certain available only on a fixed basis) are available as a fixed annuity, or as a variable annuity, where the dollar amount of your payments will depend upon the investment performance of the Investment Funds. Once you begin receiving annuity payments, you cannot change your annuity benefit.


3. PURCHASE. You can purchase an Accumulator Certificate with $5,000 or more. You may add additional amounts of $1,000 or more at any time (subject to certain restrictions). Subject to certain age restrictions, you may purchase the baseBUILDERSM guaranteed benefit in the form of a Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit (Plan A). If you do not elect the combined benefit, the Guaranteed Minimum Death Benefit is provided under the Certificate at a lower charge (Plan B). Both benefits are discussed below. You choose the one that best suits your needs.


4. INVESTMENT OPTIONS. You may invest in any or all of the following Investment Funds, which invest in shares of corresponding portfolios of The Hudson River Trust (HR Trust) and EQ Advisors Trust (EQ Trust). The portfolios are described in the prospectuses for HR Trust and EQ Trust.

------------------------------------------------------------------------------------------------------------
                                            EQUITY SERIES
------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY                       INTERNATIONAL EQUITY                  AGGRESSIVE EQUITY
  Alliance Common Stock                 Alliance Global                       Alliance Aggressive Stock
  Alliance Growth & Income              Alliance International                Alliance Small Cap Growth
  EQ/Putnam Growth & Income             Morgan Stanley Emerging               MFS Emerging Growth
    Value                                 Markets Equity*                       Companies
  MFS Research                          T. Rowe Price International Stock     Warburg Pincus Small Company
  Merrill Lynch Basic Value Equity      _____________                           Value
  T. Rowe Price Equity Income           *Available on or about September 2,
                                        1997.
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  ASSET ALLOCATION SERIES                               FIXED INCOME SERIES
------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors     AGGRESSIVE FIXED INCOME               DOMESTIC FIXED INCOME
  Alliance Growth Investors             Alliance High Yield                   Alliance Intermediate
  EQ/Putnam Balanced                                                            Govt. Securities
  Merrill Lynch World Strategy                                                Alliance Money Market
------------------------------------------------------------------------------------------------------------


                          [Picture of mature couple]


You may also invest in one or more GIROs currently maturing in years 1998 through 2007.

5. EXPENSES. The Certificate has expenses as follows: There is an annual charge expressed as a percentage of the Guaranteed Minimum Death Benefit. For Plan A the percentage is equal to 0.45%. For Plan B the percentage is equal to 0.20%. As a percentage of assets in the Investment Funds, a daily charge is deducted for mortality and expense risks at an annual rate of 0.90%; and a daily charge is deducted for administration expenses at an annual rate of 0.25%.

The charges for the portfolios of HR Trust range from 0.64% to 1.33% of the average daily net assets of HR Trust portfolios, depending upon HR Trust portfolios selected. The charges for the portfolios of EQ Trust range from 0.85% to 1.75% of the average daily net assets of EQ Trust portfolios, depending upon the EQ Trust portfolios selected. The amounts for HR Trust are based on restated values during 1996 (as well as an expense cap for the Alliance Small Cap Growth portfolio) and the amounts for EQ Trust are based on a current expense cap. The 12b-1 fees for the portfolios of HR Trust and EQ Trust are 0.25% of the average daily net assets of HR Trust and EQ Trust, respectively. Charges for state premium and other applicable taxes may also apply at the time you elect to start receiving annuity payments.

A withdrawal charge is imposed as a percentage of each contribution withdrawn in excess of a free corridor amount, or if the Certificate is surrendered. The free corridor amount for withdrawals is 15% of the Certificate's value at the beginning of the year. When applicable, the withdrawal charge is determined in accordance with the table below, based on the year a contribution is withdrawn. The year in which we receive your contribution is "Year 1."

                               Year of Contribution Withdrawal

                        1     2     3     4     5     6     7     8+
                       ----------------------------------------------
Percentage of
Contribution           7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%

The following chart is designed to help you understand the charges in the Certificate. The "Total Annual Charges" column shows the combined total of the Certificate charges deducted as a percentage of assets in the Investment Funds and the portfolio charges, as shown in the first two columns. The last two columns show you two examples of the charges, in dollars, that would be paid under a Certificate, and include the Guaranteed Minimum Death Benefit based charge for the optional Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit. The examples assume that you invested $1,000 in a Certificate which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charge. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years, but there is no withdrawal charge. No charges for state premium and other applicable taxes are assumed in the examples.

                                                                         EXAMPLES
                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL           Total Annual
                       CERTIFICATE      PORTFOLIO     ANNUAL        Expenses at End of:
INVESTMENT FUND          CHARGES         CHARGES      CHARGES          (1)       (2)
                                                                     1 Year   10 Years
HR TRUST
--------
Alliance Conservative
  Investors                1.15%          0.80%        1.95%         $89.74     $275.75
Alliance Growth
  Investors                1.15           0.84         1.99           90.14      279.80
Alliance Growth &
  Income                   1.15           0.85         2.00           90.24      280.80
Alliance Common Stock      1.15           0.66         1.81           88.35      261.52
Alliance Global            1.15           0.98         2.13           91.53      293.80
Alliance International     1.15           1.33         2.48           95.01      328.00
Alliance Aggressive
  Stock                    1.15           0.83         1.98           90.04      278.79


                                     page 3

Table (continued)

                                                                         EXAMPLES
                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL           Total Annual
                       CERTIFICATE      PORTFOLIO     ANNUAL        Expenses at End of:
INVESTMENT FUND          CHARGES         CHARGES      CHARGES          (1)       (2)
                                                                     1 Year   10 Years

HR TRUST (continued)
--------
Alliance Small Cap
  Growth                   1.15           1.20         2.35           93.72      315.43
Alliance Money Market      1.15           0.64         1.79           88.15      259.45
Alliance Intermediate
  Government               1.15           0.84         1.99           90.14      279.80
  Securities
Alliance High Yield        1.15           0.91         2.06           90.84      286.83

EQ TRUST
--------
EQ/Putnam Balanced         1.15%          0.90%        2.05%         $90.74     $293.88
EQ/Putnam Growth &
  Income Value             1.15           0.85         2.00           90.24      288.87
MFS Emerging Growth
  Companies                1.15           0.85         2.00           90.24      288.87
MFS Research               1.15           0.85         2.00           90.24      288.87
Merrill Lynch Basic
  Value Equity             1.15           0.85         2.00           90.24      288.87
Merrill Lynch World
  Strategy                 1.15           1.20         2.35           93.72      323.50
Morgan Stanley
  Emerging Markets
  Equity
  (available on or about
  September 2, 1997)       1.15           1.75         2.90           99.19      375.62
T. Rowe Price Equity
  Income                   1.15           0.85         2.00           90.24      288.87
T. Rowe Price
  International Stock      1.15           1.20         2.35           93.72      323.50
Warburg Pincus Small
   Company Value           1.15           1.00         2.15           91.73      303.84

For Investment Funds investing in portfolios with less than 10 years of operations, charges have been estimated. The charges reflect any expense waiver or limitation. For more detailed information, see the Fee Table in the prospectus.


6. TAXES. In most cases, your earnings are not taxed until distributions are made from your Certificate. If you are younger than age 59 1/2 when you receive any distributions, you may be charged an additional 10% Federal tax penalty on the amount received.

7. ACCESS TO YOUR MONEY. During the accumulation phase, you may receive distributions under a Certificate through the following WITHDRAWAL OPTIONS: (1) Lump Sum Withdrawals of at least $1,000 may be taken at any time, and (2) Systematic Withdrawals, paid monthly, quarterly or annually, subject to certain restrictions, including a maximum percentage of your Certificate's value. You also have access to your Certificate's value by surrendering the Certificate. All or a portion of a withdrawal may be subject to a withdrawal charge to the extent that the withdrawal exceeds the free corridor amount. A free corridor amount does not apply to a surrender. Withdrawals and surrenders may be subject to income tax and a tax penalty. Withdrawals from GIROs prior to their maturity may result in a market value adjustment.


8. PERFORMANCE. During the accumulation phase, your Certificate's value in the Investment Funds may vary up or down depending upon the investment performance of the Investment Funds you have selected. The following chart shows total returns for certain Investment Funds for the time periods shown. The results indicated reflect all of the charges, except the optional Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit Charge, the withdrawal charge, and any charge for state premium and other applicable taxes. If included, these charges would reduce the performance numbers shown below. Past performance is not a guarantee of future results.

The performance data for the Alliance Conservative Investors, Alliance Growth & Income, Alliance International, and Alliance Intermediate Government Securities Funds (under which portfolios of HR Trust with a 12b-l fee were not previously available) and for the other Investment Funds prior to October 16, 1996, do not reflect the 12b-1 fee. There is no performance data for the Alliance Small Cap Growth Fund and the Investment Funds investing in EQ Trust portfolios, as such Investment Funds were not available under the Certificate prior to May 1, 1997.

                                                            CALENDAR YEAR

INVESTMENT FUND             1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
--------------------------------------------------------------------------------------------------------
HR TRUST
--------
Alliance Conservative
  Investors                 3.99%  19.02%  (5.20)%  9.54%   4.50%  18.51%   5.14%   2.79%   --      --
Alliance Growth Investors   11.24  24.92   (4.27)  13.95    3.69   47.19    9.39    3.53    --      --
Alliance Growth & Income    18.70  22.65   (1.72)  (0.55)   --      --      --      --      --      --
Alliance Common Stock       22.76  30.93   (3.26)  23.39    2.03   36.30   (9.17)  24.16   21.03%   6.21%
Alliance Global             13.20  17.45    4.02   30.60   (1.65)  29.06   (7.15)  25.29    9.61  (13.62)
Alliance International       8.54  10.34    --      --      --      --      --      --      --      --
Alliance Aggressive Stock   20.71  30.13   (4.92)  15.41   (4.28)  84.73    6.92   41.86   (0.03)   6.06
Alliance Money Market        4.05   4.53    2.82    1.78    2.37    4.97    6.99    7.93    6.09    5.41
Alliance Intermediate
  Government Securities      2.57  12.03   (5.47)   9.27    4.38   11.30    --      --      --      --
Alliance High Yield         21.39  18.54   (3.90)  21.74   11.02   23.03   (2.26)   3.93    8.48    3.49

9. DEATH BENEFIT. If the annuitant dies before amounts are applied under an annuity benefit, the named beneficiary will be paid a death benefit. The death benefit (except in New York ) is equal to (1) your Certificate's value in the Investment Funds, or if greater, the Guaranteed Minimum Death Benefit, and (2) the amount of the death benefit provided with respect to GIROs.

The Guaranteed Minimum Death Benefit is equal to a "6% to Age 80 Benefit" for annuitant ages 20 through 79 at issue of the Certificate. For ages 80 through 83 at issue of the Certificate, the Guaranteed Minimum Death Benefit is a return of the money you invested in the Investment Funds.

      6% TO AGE 80 BENEFIT -- We add interest to the initial amount at 6% (3% for amounts in the Alliance Money Market and Alliance Intermediate Government Securities Funds) through the annuitant's age 80 (or at the annuitant's death, if earlier). The 6% interest rate will still apply for amounts in the Alliance Money Market Fund under the Special Dollar Cost Averaging program discussed below.

The death benefit with respect to the GIROs is equal to the amounts in the GIROs, or if greater, the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.

The death benefit applicable to Certificates issued in New York is equal to the amounts in the Investment Funds and the GIROs, or if greater, the Guaranteed Minimum Death Benefit.

      For annuitant ages 20 through 79 at issue of the Certificate, the Guaranteed Minimum Death Benefit is reset each year through the annuitant's age 80 to the Certificate's value, if it is higher than the prior year's Guaranteed Minimum Death Benefit. For ages 80 through 83 at issue of the Certificate, the Guaranteed Minimum Death Benefit is a return of the money you have invested in the Investment Funds and the GIROs. The Guaranteed Minimum Death Benefit at the annuitant's death will never be less than the amounts in the Investment Funds, plus the amounts in the GIROs reflecting guaranteed interest, but not reflecting any increase due to interest rate changes.


10. OTHER INFORMATION.

QUALIFIED PLANS. If the Certificates will be purchased by certain types of plans qualified under Section 401(a), or 401(k) of the Internal Revenue Code, please consult your tax adviser first. Any discussion of taxes in this profile does not apply.

BASEBUILDER BENEFIT (PLAN A). The baseBUILDER (available for annuitant ages 20 through 75 at issue of the Certificates) is an optional benefit that combines the Guaranteed Minimum Income Benefit and the Guaranteed Minimum Death Benefit. The baseBUILDER benefit may be available for annuitant ages 76 and older, and is currently not available in New York.

      INCOME BENEFIT - The Guaranteed Minimum Income Benefit, as part of the baseBUILDER, provides a minimum amount of guaranteed lifetime income for your future. When you are ready to convert (at specified future times), your Certificate's value to the Income Manager (Life Annuity with a Period Certain) the amount of lifetime income that will be provided will be the greater of (i) your Guaranteed Minimum Income Benefit or (ii) your Certificate's current value applied at current annuity factors.

      Investment performance is not guaranteed. The Guaranteed Minimum Income Benefit provides a safety net for your future.

      DEATH BENEFIT - As part of the baseBUILDER a Guaranteed Minimum Death Benefit is provided which is the 6% to Age 80 Benefit described in "Death Benefit" above.

FREE LOOK. You can examine the Certificate for a period of 10 days after you receive it, and return it to us for a refund. The free look period is longer in some states.

Your refund will equal your Certificate's value, reflecting any investment gain or loss, in the Investment Funds, and any increase or decrease in the value of any amounts held in the GIROs, through the date we receive your Certificate. Some states may require that we calculate the refund differently.

PRINCIPAL ASSURANCE. This option is designed to assure the return of your original amount invested on a GIRO maturity date, by putting a portion of your money in a particular GIRO, and the balance in the Investment Funds in any way you choose. Assuming that you make no transfers or withdrawals of the portion in the GIRO, such amount will grow to your original investment upon maturity.

DOLLAR COST AVERAGING. Special Dollar Cost Averaging - You can elect when you apply for your Certificate to allocate your contribution to the Alliance Money Market Fund and have it transferred from the Alliance Money Market Fund into the other Investment Funds on a monthly basis over the first twelve months during which time the mortality and expense risks and administration charges will not be deducted from the Alliance Money Market Fund. General Dollar Cost Averaging - You can elect at any time to put money into the Alliance Money Market Fund and have a dollar amount or percentage transferred from the Alliance Money Market Fund into the other Investment Funds on a periodic basis over a longer period of time, and all applicable Certificate charges deducted from the Alliance Money Market Fund will apply. Dollar cost averaging does not assure a profit or protect against a loss should market prices decline.

REPORTS. We will provide you with an annual statement of your Certificate's values as of the last day of each year, and three additional reports of your Certificate's values each year. You also will be provided with written confirmations of each financial transaction, and copies of annual and semi-annual statements of HR Trust and EQ Trust.

You may call toll-free at 1-800-789-7771 for a recording of daily Investment Fund values and guaranteed rates applicable to GIROs.


11. INQUIRIES. If you need more information, please contact your agent. You may also contact us at:

The Equitable Life Assurance Society of the United States
Income Management Group
P.O. Box 1547
Secaucus, NJ  07096-1547
Telephone 1-800-789-7771 and Fax 1-201-583-2224


                        [Picture of pair of eyeglasses]


                               [Equitable Logo]


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Income Management Group
1290 Avenue of the Americas
New York, New York 10104

(c) 1997 The Equitable Life Assurance Society of the United States. All rights reserved.